EXHIBIT (17D)
                                      PROXY


                        SIT FLORIDA TAX-FREE INCOME FUND
                                   A SERIES OF
                             SIT MUTUAL FUNDS TRUST

                                 3300 IDS CENTER
                             80 SOUTH EIGHTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                         (612) 334-5888; (800) 332-5580


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SIT MUTUAL FUNDS TRUST, THE TRUST CONSISTING OF ONE SERIES OF SHARES IN THE FLORIDA TAX-FREE INCOME FUND

     The undersigned hereby appoints Eugene C. Sit and Paul E. Rasmussen, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Sit Florida Tax-Free Income Fund (the "Florida Fund"), a series of Sit Mutual Funds Trust, held of record by the undersigned on June 20, 2007, at a Special Meeting of Shareholders of the Fund, to be held on July 27, 2007, or any adjournment or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:   FOR       AGAINST       ABSTAIN

1. APPROVAL OF THE AGREEMENT AND PLAN OF         [ ]         [ ]           [ ]
REORGANIZATION to combine Sit Florida Tax-Free
Income Fund with Sit Tax-Free Income Fund.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 ABOVE. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENNANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

Dated:                          , 2007
      --------------------------          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature if held jointly

    TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN
       THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                     Part C
                                      C-9